UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

American Patriot Brands, Inc.

(f/k/a “The Grilled Cheese Truck, Inc.”)

(Exact name of registrant as specified in its Charter)

Nevada	000-54070	27-3120288
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4600 Campus Drive, Suite 108, Newport Beach, CA 92660
(Address and telephone number of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 949-329-3728

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

AMENDMENT NO. 1 TO Current Report on Form 8-K

filed WITH the U.S. SECURITIES AND exchange COMMISSION

on februAry 27, 2018

EXPLANATORY NOTE

We are filing this Amendment No. 1 (the “Amendment”) to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 27, 2018 (the “Original Report”) reporting on (among other things) a change in our auditor. The Amendment is being filed solely for the purpose of filing as Exhibit 16.1 a letter from RBSM LLP, our previous auditor, indicating its agreement with the statements applicable to it contained in the Original Report. Other than for this addition, the Original Report is not being amended in any respect.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

16. 1	Letter from RBSM LLP in response to our request, addressed to the Securities and Exchange Commission, dated March 9, 2018, indicating its agreement with the statements applicable to it contained in the Original Report – filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PATRIOT BRANDS, INC.,
f/k/a “The Grilled Cheese Truck, Inc.”
(Registrant)

Date: March 12, 2018	By:	/s/ Robert Y. Lee
	Name:	Robert Y. Lee
	Title	CEO

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